
2021
TOGA
we build the next generation
2021
展望未来
A LOOK AHEAD
2021

FORWARD-LOOKING STATEMENT

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

“疫情来袭，无可否认的打乱了公司原有计划，但多亏股东、领导层和员工的信任与支持，我们平稳度过这个危机，并逆流而上的快速转型，有效借此机遇扩大新商业的收入，让TOGA成为少数在疫情影响之下依然取得高速发展的公司。

Ever since the COVID-19 pandemic hit us, it is undeniable that we have been thrown a spanner in the works. Thanks to the trust and support of our shareholders, executives, and employees, we have steadily got through this crisis. We have thrived against adversity and transformed our business rapidly. We manage to take opportunities effectively and are able to boost new business revenue. In return, TOGA has become one of the few companies that still achieve fast business development under the pandemic.



回顾2020年 A Look Back to 2020


2020年成就
2020 Achievements

拥有自主大厦
Own Office Building


TOGA

- ✓ 总面积超过50,000平方尺
  Total area exceeds 50,000 square feet
- ✓ 可容纳超过400名员工
  Can accommodate more than 400 employees
- ✓ 顶楼30楼拥有可容纳100人多用途礼堂
  The 30th floor (the top floor) has a multi-purpose auditorium that can accommodate 100 people
- ✓ 底楼贵宾室取名为 “Joey Lounge”
  The VIP room on the ground floor is titled “Joey Lounge”
- ✓ 成立Eostre Sdn Bhd
  Established Eostre Sdn Bhd

完成亚洲总部搬迁
Completed the relocation of Asian headquarters

迎接新常态
Welcome to the new normal

1 关闭海外公司
关闭表现不佳的分公司及收回一些国家代理权

Closure of overseas companies
Closed underperforming branches and terminated distributorships in some countries

2 员工
减少非核心员工支出和运营成本最少20%。淘汰缺乏野心、无法适应新常态的员工，同时聘请高能力员工。

Employees
Brought down non-core staff expenditure and operating cost by at least 20%.
Weeded out employees who lacked ambitions and unable to adapt to the new normal, while hired highly capable employees.

3 改变公司组织架构
实行集体问责制度，建立执行委员会和高管委员会，重新拟定公司章程

Organizational Structure Change
Implemented a collective accountability system, set up an executive council and senior management committee, and amended the company constitution

4 成立新部门
研讨新商业机会，开始寻找市场优质生意，并进行并购

Creating a new department
Researched new business opportunities, started looking for high-quality businesses in the market, and conducted mergers and acquisitions

5 普尔曼计划1.0
为了加快研发速度而设立的特别部门，提升内部在新常态下管理效率

Pullman Project 1.0
Set up a special department to speed up research and development to improve internal management efficiency under the new normal

国际管理水平
International Management level

2020年完成符合美国PCAOB标准的3个10Q (季度财报) 签订7个国际政策文件与委员会章程文件

In 2020, the completed 3 10Q (quarterly financial reports) that met the US PCAOB standard
Sign 7 international policy documents and committee charter documents

公司和产品也陆续获得外界肯定
The company and products are globally back to back recognized

THE WORLD BRANDS FOUNDATION
THE WORLD'S BEST BRANDS
2020
THE BRANDLAUREATE

GOLDEN BULL AWARD 2020
金牛奖

INTERNATIONAL INNOVATION AWARDS 2020

SME100 Awards 2020
FAST MOVING COMPANIES

TCA
台北市電腦公會
Taipei Computer Association

vinasa

ASPILUKI

SGTECH

PIKOM


完成
Complete
Yippi 5

2020 为YIPPI的重要一年
was an important year for Yippi

“ 首次取得营收及持续裂变和发挥对社会的影响力。

Earned revenue for the first time, continued for modification, and exerted influence on society.

企业责任

运用用户影响，协助中国湖北慈善总会及大马卫生部等筹款

Corporate Responsibility

Used user influence to assist Hubei Charity Federation of China and Malaysia's Ministry of Health in fundraising

增加用户收入

运用直播等功能协助超过**6434**位个体户增加收入及就业。

Increased user revenue

Used live streaming or other features to help more than **6434** self-employed individuals increase their incomes and obtain employment.

协助中小企业

协助超过100家中小型企业开拓新市场，开始运行跨国电商、直播带货等。

Assist SMEs

Assisted more than 100 SME enterprises to break into new markets, and started generating multinational e-commerce, live sales streaming, etc.

2020 为YIPPI的重要一年
was an important year for Yippi

“ 首次取得营收及持续裂变和发挥对社会的影响力。

Earned revenue for the first time, continued for modification, and exerted influence on society.

全球独家线上音乐会

突破多项创举，不断增加独家内容，如有超过20位艺人在Yippi开全球独家演唱会

Global exclusive online concert

Broke through a number of innovations and continued to add exclusive content. For instance, there were more than 20 artists held global exclusive concerts in Yippi

独家首播综艺节目

唐心疯爆

Exclusive online entertainment talk show

The Crazy Tang

成功举办多项活动
Successfully held several events


EOSTRE
6.6.2020


pecial Meeting
f Stockholders
TOGA




Asia
Sticker
Contest
2020

2020年6月6日
EOSTRE 推介礼

EOSTRE Launching Ceremony on 6 June 2020

2020年9月9日第一场
线上股东会议

The first Online Shareholders Meeting on 9 September 2020

中国国庆10连播

China's National Day Special - 10-DAY Streaming Event on Yippi

Yippi亚洲贴图大赛

Yippi Asia Sticker Contest

2020 Yippi亚洲贴图比赛
Yippi Asia Sticker Contest 2020

- **总报名贴图增长了 30%**
  Total registered stickers increased by 30%
- **共有40% 的贴图通过审核并发布**
  A total of 40% of the stickers were approved and released

贴图设计师增加 了20%，此活动成功吸引来自各地的新晋设计师
The number of sticker designers increased by 20%, and this event successfully attracted new designers across the globe

通过审核的设计师来自 The approved designers are from	新晋 New
马来西亚 Malaysia	58%
中国 China，香港 Hong Kong，台湾 Taiwan	26%
印尼 Indonesia	9.6%
菲律宾 Philippines	5.2%
越南 Vietnam	0.8
其他 Others	0.4


Yippi
亞洲
貼圖比賽
2020
原熱愛・創起來
提交日期: 8月1日 - 11月15日
首獎 x1
5,000 美元
次獎 x1
3,000 美元
三獎 x5
1,500 美元
特別獎 x20
數位繪圖板
LUNCH TIME !
TOGL
JPT

T-RT拥有多个机构的科学和医学报告

T-RT's Scientific & Medical Reports from Various Institutions

Ministry of Sports of the Russian Federation, Saint Petersburg Research Institute of Physical Culture and Sports

度假去取得高速增长

TogaGo Achieved Rapid Growth

超过120万家酒店选项

More than 1.2 million of hotel selections

第三季度销售量增长了11倍

Sales volume in the 3rd Quarter increased by 11 times

与马来西亚第一电讯公司DIGI合作

Cooperated with Malaysia's No. 1 telecommunication company - DIGI

第三季度网站流量增长4倍

Website traffic increased by 4 times in the 3rd quarter

第三季度的网络流量比第二季度增长了321%

Internet traffic in the 3rd quarter increased by 321% compared to the 2nd quarter

第三季度的网络流量比第一季度增长了148%

Network traffic in the 3rd quarter increased by 148% compared to the 1st quarter

第三季度的收入比第二季度增长了1145%

Revenue in the 3rd quarter increased by 1145% compared to the 2nd quarter

第三季度的收入比第一季度增长了281%

Revenue in the 3rd quarter increased by 281% compared to the 1st quarter

“在新冠肺炎期间，TOGA削减了很多脂肪，增强了肌肉，运用此机遇进行排毒、重整、转型，把业务推向多元化，作为一家强大的公司，我们正在努力摆脱这场危机。此外，TOGA也不断加强Yippi生态圈的建设，尤其是在马来西亚，使它成为一个模版，国门一开，其他国家也可以在这个模版复制。

During the period of COVID-19, TOGA has cut lots of its fats and strengthened its muscles through detoxing, reorganizing, transforming, and diversifying its businesses. As a strong company, we are making efforts to get over this crisis. In addition, TOGA has continuously strengthened the construction of Yippi’s ecosystem, (especially in Malaysia), through creating a model. Once our country opens its border, other countries can replicate this model.



2020 总结 Summary

管理层接下来发展和产品都会以2Q
为基础，并确保旗下产品皆为某领
域的佼佼者，从而为集团提升价值。

我们深信只要我们每天创造价值，
我们将会成为伟大的公司。

The next development and products of the management team will be based on the 2nd Quarter of 2021, we will ensure that our products are the best in a specific field, thereby enhancing the value of our group.

We believe that as long as we create value every day, we will soon become a great company.



2021年挑战 The Challenges in 2021

- 取决于疫情发展局势。我们必须学习如何与疫情共处。较为乐观的是，我们预期近期各国国门将会陆续打开。
  Depending on how the outbreak evolves, we must learn to coexist with the pandemic. Optimistically, we predicted that the borders of various countries will be opened gradually in the near future.

- 股东责任和支持。
  Shareholders' responsibility and support.

- 国际/区域政治经济不明朗因素。
  International/regional political and economic uncertainties.




2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

加强公司品牌
Strengthen Company Brand

完成转板
Complete the Transfer

加强宣传力度，增加所有产品的市场占有率。提升企业形象、吸引人才
Strengthen publicity and increase the market share of all products. Enhance corporate image and attract talents.

成立更多研发小组，拥抱新技术及开发更多专利。开始建设云计算，及成立数据分析部，加强自主AI运算能力
Create more R&D teams to embrace new technologies and develop more patents. Start building cloud computing and establishing a data analytics department to strengthen autonomous AI computing capabilities

2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

持续提升公司管理水平及获得更多国际认证比如ISO27001
Improve the company's level of management constantly and gain more international recognitions such as ISO27001

部署和准备其他板块如Eostre、TogaGo以达成2025年上市的目标
Deploy and prepare other sections such as Eostre and TogaGo to achieve the goal of being listed on the stock market in 2025

正式将量子科技技术运用在集团中的产品
Officially integrate quantum technology into our group's products

增加集团不同的收入来源
Increase our group's different sources of income

2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

Forbes & The Edge – 品牌打造
Forbes & The Edge – Brand building

100个小程序
100 Mini Programs

目标:

- 10个合作/投资/收购

Presto，包裹365，Playbook

- 增加25%员工人数
- 持续降低营运成本
- 达成公司永续经营

Goal:

10 co-operations/investments/acquisitions

Presto , Parcel 365, Playbook

-Increase the number of employees by 25%

-Continue to reduce operating costs

-Achieve Corporate Sustainability

2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

完成ERP系统
Complete ERP system

Yippi 每日活跃用户增长500%
Aim to Increase Yippi Daily Active User by 500%

2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

协助10万内容创造者及一万家中小型企业创造收入

Assist 100,000 content creators and 10,000 SME enterprises to generate income

完成Yippi X

Complete Yippi X

2021 TOGAgo.com 营收增长300%

Target to grow the revenue of TOGAgo.com in 2021 by 300%

提升集团科技TRT的素质及其统治力

最少6个报告

Enhance the quality and dominance of the group's technology, TRT

- At least 6 reports

2021目标与战略（公司篇）
Goals and Strategies (Company) in 2021

- 收购和整合有前景的App
  Acquire and integrate with promising apps

- 2021年所有TOGA旗下Apps将建设完毕
  All Apps under TOGA will be completely developed in 2021


2021计划（产品篇）
Goals and Strategies (Product) in 2021

2021计划（产品篇）
Goals and Strategies (Product) in 2021

Yippi X、Togago 2.0应用
Yippi X, Togago 2.0 Apps

寻找更多并购或新业务机会，以增加Yippi生态圈的开发和统治力

Seek more mergers and acquisitions or new business opportunities to increase the development and dominance of the Yippi ecosystem

持续提升用户体验、用户利益、用户粘度，为用户创造价值，使Yippi达致成为人人必备应用的目标

Improve user experience, user benefits, and user stickiness constantly to create value for users to achieve the goal of Yippi of being a daily essential app.

2021计划（产品篇）
Goals and Strategies (Product) in 2021

增加Yippi TV 独家内容
小程序是2021年主打项目之一

Add more exclusive content on Yippi TV
Mini Program is one of the main projects in 2021

持续投资于T-RT的开发和第三方机构的认证，确保我们的技术和e. Booster在全球的此领域依然保持领先，并扩大优势

Continue investing in T-RT development and third-party recognition to ensure that our technology and e.Booster are still leading in this field across the globe and to expand our advantages

2021计划（产品篇）
Goals and Strategies (Product) in 2021

增加TogaGo的投资和大众市场开发。全球打车小程序是此领域的关注点

Increase investment in TogaGo and development of mass market. The Global Ride mini program is the main focus of this field.


打造YIPPI X 坚实基础
Building a solid foundation for YIPPI X

目标 - 以技术层面为基础
Goal - Based on Technology

“ **智能风控基础：**

Based on Intelligent Risk Control:

- 大幅度减少账号被盗的风险
  Significantly reduce the risk of account theft
- 拓展良好信誉的用户功能
  Expand user functions that have good reputation
- 实现自动化调整用户消费额度
  Achieve automatic adjustment of user consumption quota



目标 - 以技术层面为基础
Goal - Based on Technology

大数据分析:
Big Data Analysis:

- 以AI深度学习优化用户朋友圈内容，实现推送用户有兴趣的内容
  Optimize the content of the Moment by AI Deep learning and push the content that users are interested in
- 智能分析图片以及视频内容
  Intelligence analysis of images and video content
- 高效分析具有商业价值的数据以便有效的实行商业策略
  Efficiently analyze data with commercial value in order to implement business strategies effectively



用户体验和安全性不断提升
User Experience and Security improve constantly

- 一个结合线上线下以Yippi为中心的生态圈正在形成。
  An ecosystem centered on Yippi is being formed.

目标 - 内容
Goal - Content

朋友圈翻译功能 Moment Translation Feature

- 达到无语言障碍社交
  Achieve social interaction without language barriers

小视频 Mini Video

- 小视频链接商务平台
  Mini video linkable to business platform
- 推广 100 位以上东南亚音乐创作家的作品，并鼓励全球用户使用此功能
  Promote the works of more than 100 Southeast Asian music creators and encourage global users to use this feature

电竞 Esports

- 成为首个东南亚开放举办电竞比赛的平台
  Become the first Southeast Asian open platform to host e-sports competitions
- 在2021成为东南亚推广电竞的主要单位
  Become the main unit to promote eSports in Southeast Asaia in 2021


发现
小视频

目标 - 内容
Goal - Content





小程序Mini Program

- 在推出第一季度，达成第一个 200 或以上个小程序的目标
  Achieve the first 200 or more Mini Program goals in the first quarter of launch
- 使用小程序增强用户粘性
  Use Mini program to enhance user stickiness
- 目标是能在 2021 年在中国以外开始创建各国小程序
  The goal is to start the creation of Mini Program in various countries outside China in 2021
- 大力扶持开发者，未来将提供服务商相关的更多能力，帮助普通商户和服务商牵线搭桥。
  Greatly support developers, and will provide more capabilities related to service providers to help ordinary merchants and service providers collaborating in the future.

文章开放平台 Article Open Platform

- 在年中推出新的内容创作者平台：文创。
  Launch a new content creator platform: Content Creation
- 让有兴趣发布自己文章的用户加入我们的培育计划
  Allow users who are interested in publishing their own articles to join our Incubator Program

Yippi X

- Yippi内容的宣传可以培养更多的用户和内 容制作者
  The Publicity of Yippi's Content can create more users and content creators

- 在Yippi中创建有趣的内容
  Create interesting content in Yippi



内容消费者
CONTENT CONSUMER
宣传
PUBLICITY
让世界认识你
（Yippi 培育企划）
LET THE WORLD KNOW YOU
(Yippi Incubator Program)
内容创作者
CONTENT CREATOR
消费者
SPENDER

- 订阅者，打赏者，TOGAGO，E商城等等
  Subscribers, Tippers, TogaGo, eShop, etc.

- Yippi用户可观看并支持内容
  Yippi users can watch and support the content

跨境
BORDERLESS



e商城
eShop
• 产品认知
Product Awareness
• 品牌知名度
Brand Awareness
跨境
BORDERLES
朋友圈
Social
• 公众人物/网红/电竞
Public Figure/ KOL/
Esports
• 内容
Content

商业合作
Business Collaboration

- eShop 业务增长机会（促进拼购）
  eShop Business Growth Opportunity (To Promote Bulk Purchase)
- eShop 品牌知名度（包裹寄存点）
  eShop Brand Awareness (Parcel Locker Location Hub)
- 可持续商业模式（货物接收和交付的解决方案）
  Sustainable Business Model (Solution For Goods Receiving And Delivery)

Presto Mall

- 市场成熟度
  Mature Market
- 活跃用户、买家和商家
  Ready User, Buyer and Merchant

Presto TV

- 内容中心（生活、娱乐、旅行、食品等等）
  Contents Hub (Lifestyle, Entertainment, Traveling, Foods and etc.)

商业合作
Business Collaboration

AISPORTZ
GOLD DRIVEN

- 提倡体育渠道（健康的生活方式）
  To Promote Sports Channel (Healthy Lifestyle)
- Yippi品牌定位（获得拿督李宗伟的认可）
  Yippi Brand Positioning (Endorsement by Dato' Lee Chong Wei)

ARE 榴莲
ARE Durian

- 投资计划书的合作（Musang King Land）
  Investment Plan Collaboration (Musang King Land)
- Yippi用户的投资机会
  Yippi Brand Positioning (Endorsement by Dato' Lee Chong Wei)

Playbook

- 在Yippi推广电竞
  To Promote eSports in Yippi
- 吸引不同的用户群
  To Attract Different Groups of Users

Yipps用法
Yipps Usage

现有的Yipps用法
Existing Yipps Usage

- 目前超过50%的Yipps使用率：TogaGo，e商城，Rest＆Go和移动充值
- More than 50% Yipps usage for current service: Togago, eShop, Rest & Go, and mobile top-up

推广Yipps价值
Promote Yipps Value

- 吸引更多服务提供商使用Yipps
- To engage more service providers for Yipps usage

- 鼓励人们开始赚并花费Yipps
- To encourage people to start earning Yipps and spend

电子钱包
E-wallet

- 获得电子钱包许可证
- Goal is to get E-wallet License

2020 年计划 度假去·重新出发

Plan TogaGo · New Beginning



覆盖全球用户
Serve Global Users
专业的服务团队
Professional Service Team
强大的技术支持
Strong Technical Support
多产品优势
Multi-product Advantage
平台优势
Platform Advantage

togaGo.com

2020 年计划 度假去·重新出发
Plan TogaGo · New Beginning

“ 我们的目标：
Our Goal:

- 2021年度假去收入增长300%
  Increase the Revenue of TogaGo in 2021 by 300%
- 2021年度假去的网络流量增长5倍
  Increase TogaGo's Internet Traffic in 2021 by 5 times
- 与超过30个国内以及海外知名品牌合作
  Cooperate with more than 30 Domestic and Overseas well-known Brands
- 10万用户抵用GO Cash兑换度假去的产品与服务
  100,000 users redeem GO Cash for TogaGo products and services

togaGo.com

2021 策略性迁移整合
2021 STRATEGIC MIGRATION INTEGRATION

O2O 商业模式
Hybrid O2O Business Model



多元化 业务类别
Business Diversification



大数据
Big Data


ONLINE
OFFLINE

技术 创新
Technological Innovative



数字化 转型
Digital Transformation


BIG
DATA

RED BOX

2021年计划
Plan in 2021

- 专业科学咨询团队，营养师，健康生活导师
  Professional Scientific Consulting Team, Nutritionists, Healthy Living Instructors
- 完善管理体系
  Improve Management System
- 推出更多优质限量产品
  Launch more High-Quality, Limited Edition Products
- 各大媒体宣传推广
  Promote in Mainstream Media
- 国际医学报告及医学认证
  International Medical Report and Medical Certification

EOSTRE

2021年计划
Plan in 2021

“ 我们的目标：
Our Goal:

- E康宝2021年内达到500K的活跃用户
  E.Booster reaches 500K Active Users in 2021
- E康宝2021-2022 里添加12个新功能
  Add 12 New Features in E.Booster from 2021 to 2022
- 在2024年，成功成为马来西亚/香港上市公司之一
  Successfully become one of Malaysia/Hong Kong's listed companies in 2024
- 在2021年内我们要达到比2020年双倍的业绩
  Improve sales performance by 2 times in 2021 compared to 2020



EOSTRE

集团风险因素
Company Risk Factor

TOGA集团的成功取决于是否能够快速适应新环境、并随时保持灵活性，这将使我们在后疫情时代获得先机。最终的目标并非回归疫情前的状态，而是在持续的全球动荡和不确定中重塑自身相对稳定的商业状态。

The success of TOGA Group depends on whether it can quickly adapt to the new environment and stay flexible at any time. This will give us a head start in the post-epidemic era. The ultimate goal is not to regress to the state before the pandemic, but to reshape its relatively stable business state amid ongoing global turmoil and uncertainty.

倘若新冠肺炎疫情延长或再次爆发或者出现新的传染病，将影响集团的未来计划，由于很多国家正处于封锁边防，实施有条件行动管制令，社会活动面临反复关闭，影响着集团的正常运作，跨境商品与人员流动因此受限，产生正常运转风险。

If the Covid-19 pandemic extends or outbreaks again, (and a possibility of a new infectious disease emerging), it will affect the group's future plans. As many countries are under locked borders and conditional movement control orders, many social activities are facing repeated cancellations, which affects the normal operations of our group. As such, the cross-border flows of commodities and people are restricted, thereby generating risks for normal operations.



经过4年洗礼，管理层和员工已经累计了经验，也熬过了压力测试。我们会不断加强，专注用户，为社会带来价值，管理层预计2021年整体发展，从营收，社会影响力，价值，用户增长，市场占有率，创业者人数会取得比2020年更好的成绩。

The management and employees have accumulated the experience and passed the stress test after four years of effort. We will continue strengthening, focusing on users, and bringing value to society. Our management team expects that the overall development in 2021, from revenue, social influence, value, user growth, market share to the number of entrepreneurs will achieve a better result compared to 2020.

我们承诺会持续增加管理，尤其财务管理，提升公司透明度，让TOGA成为人人信赖的品牌，产品辐射所有各种人群，打造人人都需要的产品，符合2Q原则。

公司承诺会持续投资加强建设生态圈，所有营收的盈利都会投资新技术与新内容。

We promise to enhance our management skills constantly, especially in financial management. In addition, we will improve company transparency, making TOGA a trusted brand, and ultimately introduce products that meet everyone's needs in line with the 2Q principle.

We promise to invest in strengthening the ecosystem construction continuously, and all revenues will be invested in new technologies and new content.



2021年展望

A Look Ahead 2021


谢谢
Thank You